As filed with the Securities and Exchange Commission on March 28, 2017
Registration No. 333-

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM S-8
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

ENPHASE ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1420 N. McDowell Blvd Petaluma, CA 94954 (707) 774-7000	20-4645388
(State or other jurisdiction of incorporation or organization)	(Address of principal executive offices, including zip code)	(I.R.S. Employer Identification No.)

2011 Equity Incentive Plan 2011 Employee Stock Purchase Plan (Full titles of the plans)

Paul B. Nahi Chief Executive Officer c/o Enphase Energy, Inc. 1420 N. McDowell Blvd. Petaluma, CA 94954 (707) 774-7000
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:
John H. Sellers Cooley LLP 3175 Hanover Street Palo Alto, California 94304 (650) 843-5000 Facsimile: (650) 849-7400

 Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large Accelerated filer	☐		Accelerated filer	☒

Non-accelerated filer	☐	(Do not check if a smaller reporting company)	Smaller reporting company	☐

CALCULATION OF REGISTRATION FEE

Title of Securities to be Registered	Amount to be Registered(1)	Proposed Maximum Offering Price Per Share(2)	Proposed Maximum Aggregate Offering Price(2)	Amount of Registration Fee
Common Stock, par value $0.0001 per share	3,123,725 shares	$1.23	$3,842,181.75	$445.32

(1)
Pursuant to Rule 416(a) promulgated under the Securities Act of 1933, as amended (the “Securities Act”), this Registration Statement shall also cover any additional shares of the Registrant’s Common Stock that become issuable under the plans set forth herein by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without receipt of consideration that increases the number of outstanding shares of the Registrant’s Common Stock.

(2)
Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h) and Rule 457(c) promulgated under the Securities Act. The offering price per share and the aggregate offering price are based upon the average of the high and low prices of the Registrant’s Common Stock as reported on the NASDAQ Global Market on March 22, 2017.

EXPLANATORY NOTE
This Registration Statement on Form S-8 is being filed for the purpose of registering an additional (i) 2,792,329 shares of the common stock of Enphase Energy, Inc. (the “Registrant”) to be issued pursuant to the Registrant’s 2011 Equity Incentive Plan and (ii) 330,396 shares of the Registrant’s common stock to be issued pursuant to the Registrant’s 2011 Employee Stock Purchase Plan.
INCORPORATION BY REFERENCE OF CONTENTS OF
REGISTRATION STATEMENT ON FORM S-8
The contents of the Registration Statement on Form S-8 previously filed with the Securities and Exchange Commission on March 9, 2016 (File No. 333-210037), March 10, 2015 (File No. 333-202630), March 24, 2014 (File No. 333-194749), March 5, 2013 (File No. 333-187057) and May 14, 2012 (File No. 333-181382) are incorporated by reference herein.

EXHIBITS

Exhibit Number	Exhibit Title
3.1	Amended and Restated Certificate of Incorporation of Enphase Energy, Inc.(1)
3.2	Amended and Restated Bylaws of Enphase Energy, Inc.(2)
4.1	Specimen Common Stock Certificate of Enphase Energy, Inc.(3)
4.2	2010 Amended and Restated Investors’ Rights Agreement by and between Enphase Energy, Inc. and the investors listed on Exhibit A thereto, dated March 15, 2010, as amended.(3)
5.1	Opinion of Cooley LLP.
23.1	Consent of Cooley LLP (included in Exhibit 5.1).
23.2	Consent of Deloitte & Touche LLP, independent registered public accounting firm.
24.1	Power of Attorney (reference is made to the signature page of this Form S-8).
99.1	2011 Equity Incentive Plan and forms of agreement thereunder.(4)
99.2	2011 Employee Stock Purchase Plan.(5)

(1)	Previously filed as Exhibit 3.1 to the Current Report on Form 8-K (001-35480), filed with the Securities and Exchange Commission on April 6, 2012, and incorporated by reference herein.

(2)
Previously filed as Exhibit 3.5 to Amendment No. 7 to the Company’s Registration Statement on Form S-1, as amended (333-174925), filed with the Commission on March 12, 2012, and incorporated by reference herein.

(3)
Previously filed as the like numbered exhibit to Amendment No. 7 to the Company’s Registration Statement on Form S-1, as amended (333‑174925), filed with the Commission on March 12, 2012, and incorporated by reference herein.

(4)	Previously filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q (001-35480), filed with the Securities and Exchange Commission on August 3, 2016, and incorporated by reference herein.
(5) Previously filed as Exhibit 99.3 to the Company’s Registration Statement on Form S-8 (333-181382), filed with the Securities and Exchange Commission on May 14, 2012, and incorporated by reference herein.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Petaluma, State of California, on this 28th day of March, 2017.

ENPHASE ENERGY, INC.

By:	/s/ Paul B. Nahi
Paul B. Nahi
President and Chief Executive Officer
POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Paul B. Nahi and Humberto Garcia, jointly and severally, as his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement on Form S-8, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Paul B. Nahi	President and Chief Executive Officer	March 28, 2017
Paul B. Nahi	(Principal Executive Officer)
/s/ Humberto Garcia	Vice President and Chief Financial Officer	March 28, 2017
Humberto Garcia	(Principal Financial and Accounting Officer)
/s/ Steven J. Gomo	Director	March 28, 2017
Steven J. Gomo
/s/ Benjamin Kortlang	Director	March 28, 2017
Benjamin Kortlang
/s/ Richard Mora	Director	March 28, 2017
Richard Mora
/s/ Thurman John Rodgers	Director	March 28, 2017
Thurman John Rodgers
/s/ John Weber	Director	March 28, 2017
John Weber

EXHIBITS

Exhibit Number	Exhibit Title
3.1	Amended and Restated Certificate of Incorporation of Enphase Energy, Inc.(1)
3.2	Amended and Restated Bylaws of Enphase Energy, Inc.(2)
4.1	Specimen Common Stock Certificate of Enphase Energy, Inc.(3)
4.2	2010 Amended and Restated Investors’ Rights Agreement by and between Enphase Energy, Inc. and the investors listed on Exhibit A thereto, dated March 15, 2010, as amended.(3)
5.1	Opinion of Cooley LLP.
23.1	Consent of Cooley LLP (included in Exhibit 5.1).
23.2	Consent of Deloitte & Touche LLP, independent registered public accounting firm.
24.1	Power of Attorney (reference is made to the signature page of this Form S-8).
99.1	2011 Equity Incentive Plan and forms of agreement thereunder.(4)
99.2	2011 Employee Stock Purchase Plan.(5)

(1)	Previously filed as Exhibit 3.1 to the Current Report on Form 8-K (001-35480), filed with the Securities and Exchange Commission on April 6, 2012, and incorporated by reference herein.

(2)
Previously filed as Exhibit 3.5 to Amendment No. 7 to the Company’s Registration Statement on Form S-1, as amended (333-174925), filed with the Commission on March 12, 2012, and incorporated by reference herein.

(3)
Previously filed as the like numbered exhibit to Amendment No. 7 to the Company’s Registration Statement on Form S-1, as amended (333‑174925), filed with the Commission on March 12, 2012, and incorporated by reference herein.

(4)	Previously filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q (001-35480), filed with the Securities and Exchange Commission on August 3, 2016, and incorporated by reference herein.
(5) Previously filed as Exhibit 99.3 to the Company’s Registration Statement on Form S-8 (333-181382), filed with the Securities and Exchange Commission on May 14, 2012, and incorporated by reference herein.